Exhibit 10.3

LOAN AND SECURITY AGREEMENT

This Loan and Security Agreement, dated June 5, 2013 between ContraVir Pharmaceuticals, Inc. a Delaware Corporation with offices at 420 Lexington Avenue, Suite 1609, New York, NY 10170 (hereinafter called “Borrower”), Synergy Pharmaceuticals Inc., a Delaware Corporation with offices at 420 Lexington Avenue, Suite 1609, New York, NY 10170 (hereinafter called “Lender”).

WHEREAS, Borrower has requested Lender to make loans in the aggregate amount of up to $500,000 available to Borrower for working capital purposes.

NOW THEREFORE, the parties hereto hereby agree as follows:

1.                                      For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower hereby grants to Lender a security interest in certain property described in Schedule 1 hereto, as set said security interest and pledge to include a lien on all proceeds, products, accessions and substitutions of the property (property, proceeds, products, accessions and substitutions, are hereinafter sometimes collectively referred to as the “Collateral”).

2.                                      The security interest granted herein is given to secure performance and payment of all obligations and indebtedness of Borrower to Lender of whatever kind and whenever or however created or incurred (hereinafter called the “Indebtedness”), including, without limiting the generality of the foregoing, that certain Promissory Note (hereinafter called the “Borrower’s Note”) dated the date hereof, executed by Borrower payable to the order of Lender payable on or before June 5, 2014, with interest at the rate prescribed therein, which evidences loans made by Lender to Borrower secured by the Collateral, together with any and all renewals, extensions or rearrangements of the Borrower’s Note.  Lender shall endorse on the Schedules to the Borrower’s Notes, appropriate notations to evidence the date, amount, and maturity of each loan made by Lender and the date and amount of each payment of principal made by Borrower with respect thereto; provided, that the failure of Lender to make any such notation or endorsement shall not affect the obligations of Borrower, hereunder under the Borrower’s Note. The Lender is hereby irrevocably authorized by Borrower so to endorse the Borrower’s Note and to attach to and make a part of the Borrower’s Note a continuation of any such schedule, when required.  The amount and time of any advances to the Borrower shall be in the sole discretion of the Lender and any obligation, express or implied, of the Lender to make advances shall terminate upon an “Event of Default” hereafter defined.

3.                                      If Lender shall have required Borrower to deliver to Lender any or all of the Collateral and if Borrower shall receive or become entitled to receive any rights, distributions or payments of any kind or description with respect to or on account of such Collateral, Borrower agrees to accept same as agent for Lender, to hold same in trust for Lender, and to forthwith deliver same to Lender in the form received, with the endorsement of Borrower when necessary to be held by Lender as Collateral hereunder.

4.                                      Borrower agrees to pay prior to delinquency, all taxes, charges, liens and assessments, if any, against the Collateral, and upon the failure of Borrower to do so, Lender at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same.  Any such payment by Lender shall be immediately due and payable by Borrower to Lender and shall become part of the Indebtedness secured hereby.

5.                                      At the option of Lender and without necessity of demand or notice, all or any part of the Indebtedness shall immediately become due and payable irrespective of any agreed maturity upon the happening of any of the following events of default (“Events of Default”):

(a)                                 default in the payment of any of the Indebtedness when due, after expiration of any applicable grace period;

(b)                                 any breach of this Agreement or any other agreement between Lender and Borrower;

(c)                                  the entry of a final judgment, issuance of an injunction or order of attachment against the Borrower, or any of the Collateral and the same shall remain undischarged for a period of 30 days during which execution shall not be effectively stayed;

(d)                                 the appointment of a receiver, conservator, custodian, trustee, or similar person, officer or committee of, or for any property of, the Borrower which appointment shall not be dismissed within 30 days of such appointment;

(e)                                  the insolvency, dissolution, commission of an act of bankruptcy, assignment for the benefit of creditors, making of a bulk transfer, granting of a security interest in any property subject to this Agreement, the whole or partial suspension or liquidation of usual business, or failure in business, of or by Borrower;

(f)                                   the commencement of any proceeding, suit or action under any provisions of the Bankruptcy Code, as amended, or any similar statute, for adjudication as a bankrupt, reorganization, composition, extension, arrangement, wage earner’s plan, receivership, liquidation or dissolution by or against Borrower which is not discharged within 30 days thereafter;

(g)                                  failure of the Borrower or the Collateral to comply with Regulations U or X of the Board of Governors of the Federal Reserve System, as amended;

(h)                                 the Borrower shall terminate or suspend the transaction of its usual business and such termination or suspension shall continue for a period of 10 days; or

(i)                                     Borrower shall default in the payment of the principal of or interest on any indebtedness for borrowed money, other than the Borrower’s Note (including, without limitation, any obligation on account of equipment leases or title retention or conditional sales agreements) beyond any period of grace provided with respect thereto, or in the performance of, or compliance with, any term contained in any agreement or instrument evidencing or relating to such indebtedness, or under which any such indebtedness is created, and shall not have cured such default within any period of grace provided by such agreement or instrument, if the effect of such default is to cause or permit the holder of such indebtedness (or a trustee on behalf of such holder) to cause such indebtedness to become due prior to its stated maturity; or

(j)                                    Lender shall in good faith consider the Indebtedness or Collateral insecure or unsafe.

6.                                      If all or any part of the Indebtedness shall become due and payable by demand or as specified in Paragraph 5, Lender may then, or at any time thereafter, apply, set-off, collect, draw upon, draft upon, sell in one or more sales or otherwise dispose of, any or all of the Collateral, in such order as Lender may elect, and any such sale may be made either at public or private sale at its place of business or elsewhere, either for cash or upon credit or for future delivery, at such price as Lender may deem fair, and Lender may be the purchaser of any or all Collateral so sold and hold the same thereafter in its own right free from any claim of Borrower or right of redemption.  No such purchase or holding by the Lender shall be deemed retention by the Lender in satisfaction of the Indebtedness.  If any applicable provision of the Uniform Commercial Code or other law requires Lender to give reasonable notice of any such sale or disposition or other action, five days prior written notice shall constitute reasonable notice. Lender may require Borrower to assemble the Collateral and make it available to Lender at a place designated by Lender which is reasonably convenient to Lender and Borrower.  Any sale hereunder may be conducted by an auctioneer or any officer or agent of Lender.

7.                                      Lender shall be under no duty whatsoever to make or give any presentment, demand for performance, notice of nonperformance, protest, notice of protest, notice of dishonor or notice of intent to accelerate with respect to any Collateral or the Indebtedness.  Lender shall not be liable for failure to collect or realize upon any or all of the Indebtedness or Collateral, or for any delay in so doing, not shall Lender be under any duty to take any action whatsoever with regard thereto.  Lender shall, however, use reasonable care in the custody and preservation of any Collateral in its possession, and in attempting to collect the proceeds of any of the Collateral or in permitting Borrower to make such collection, prior to the expiration dates thereof, but need not take any steps to keep the Collateral identifiable.  Lender shall have no duty to comply with any recording, filing, or other legal requirements necessary to establish or maintain the validity, priority or enforceability of, or Lender’s rights in or to, any of the Collateral.

8.                                      Subject to the provisions of paragraph 7 hereof, Borrower waives any right to require Lender to proceed against any person, exhaust any Collateral or pursue any other remedy in Lender’s power; waives any and all notice of acceptance of this Agreement or of creation or modification of any of the Indebtedness; and waives any defense arising by reason of any liability or other defense of any Borrower or any other person, or by reason of the cessation from any cause whatsoever of the liability of Borrower or any other person.  All dealings between Borrower and Lender, whether or not resulting in the creation of lndebtedness, shall conclusively be presumed to have been had or consummated in reliance upon this Agreement. Until all Indebtedness shall have been paid in full, Borrower shall have no right to subrogation, and

Borrower waives any right to enforce any remedy which Lender now has or may hereafter have against any Borrower or against any other person and waives any benefit of and any right to participate in any Collateral or security whatsoever now or hereafter held by Lender.  Borrower authorizes Lender without notice or demand and without any reservation of rights against Borrower and without affecting Borrower’s liability hereunder or on the Indebtedness, from time to time to (a) take and hold security, other than the Collateral, for the payment of any or all of the indebtedness, and exchange, enforce, waive and release any or all of the Collateral or other security; and (b) after an Event of Default as specified in Section 5, apply the Collateral or other security and direct the order or manner of sale thereof as Lender in its discretion may determine.

9.                                      The proceeds of any sale or other disposition of the Collateral and all sums received or collected by Lender from or on account of the Collateral shall be applied by Lender in the manner set forth in Section 9-504 of the Uniform Commercial Code of the State of New York in effect at the time of such sale or other disposition of the Collateral.  Borrower shall remain liable to Lender for any indebtedness, advances, costs, charges and expenses, together with interest thereon remaining unpaid and shall pay the same immediately to Lender.

10.                               Borrower represents, warrants and agrees that, except for the security interests of Lender (which security interests have been assigned to Lender as Collateral), Borrower owns good and indefeasible title to the Collateral, no security interest or lien has been created by Borrower or is known by Borrower to exist with respect to any Collateral and, to the best of Borrower’s information and belief, no financing statement or other security instrument is on file in any jurisdiction covering such Collateral; Borrower will not create any other security interest or lien and will not file or permit to be filed any other financing statement or security instrument; Borrower will execute, deliver and file such financing statements, security agreements and other documents as may be requested by Lender from time to time to confirm, perfect and preserve the security interest created hereby, and in addition, hereby authorizes Lender to execute on behalf of Borrower, deliver and file such financing statements, security agreements and other documents without the signature of Borrower, all at the expense of Borrower.

12.                               The only office where the Borrower keeps, or will at any time prior to final release hereof keep, records concerning any part of the Collateral which is “accounts” as that term is defined in the Uniform Commercial Code is at the address of Borrower shown at the beginning of this Agreement, which office is the principal place of business and the location of the chief executive office of Borrower.

13.                               Lender may transfer any or all of the Indebtedness, and upon any such transfer Lender may transfer any or all of the Collateral and shall be fully discharged thereafter from all liability with respect to the Collateral to transferred, and the transferee shall be vested with all rights, powers and remedies of Lender hereunder with respect to Collateral so transferred; but with respect to any Collateral not so transferred Lender shall retain all rights, powers and remedies hereby given.  Lender may at any time deliver any or all of the Collateral to Borrower, whose receipt shall be a complete and full acquittal for the Collateral so delivered, and Lender shall thereafter be discharged from any liability therefore.

14.                               The term “Borrower” as used throughout this Agreement shall include:  (a) the respective successors and assigns of Borrower; (b) any individual, association, trust, partnership, corporation, or other entity to which all or substantially all of the business or assets of Borrower shall have been transferred or with or into which Borrower shall have been merged, consolidated, reorganized or absorbed; and (c) in the case of a partnership or joint venture, any general or limited partnership or joint venture which shall have been created by reason of, or continued in existence after, the admission of any new partner, partners or joint venturers therein or the dissolution of the existing partnership or joint venture by the death, resignation or other withdrawal of any partner or joint venture.

15.                               The execution and delivery of this Agreement in no manner shall impair or affect any other security (by endorsement or otherwise)  for the payment of the Indebtedness and no security taken hereafter as security for payment of the Indebtedness shall impair in any manner or affect this Agreement, all such present future additional security to be considered as cumulative security.

16.                               Upon payment in full of all of the Indebtedness, Lender will promptly thereafter release to Borrower all of the Collateral.

17.                               This is a continuing Agreement and all the rights, powers and remedies of Lender hereunder shall continue to exist until all Indebtedness shall have been paid in full.  Otherwise this Agreement shall continue irrespective of the fact that any or all of the Indebtedness may have become barred by any statute of limitations or that the liability of Borrower may have ceased, and notwithstanding the death, incapacity or bankruptcy of Borrower or any other event or proceeding affecting Borrower.  The rights, powers and remedies of Lender hereunder shall be in addition to all rights, powers and remedies given by statute or rule of law and, regardless of whether or not the Uniform Commercial Code is in effect in the jurisdiction where such rights, powers and remedies are asserted, Lender shall have the rights, powers and remedies of a Lender under the New York Uniform Commercial Code, as amended.  Lender may exercise its bankers’ lien or right of set-off with respect to the Indebtedness in the same manner as if the Indebtedness were unsecured.  No forbearance or delay by Lender in exercising any right, power or remedy shall be deemed a waiver thereof or preclude any other or further exercise thereof, and no single or partial exercise of any right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any right, power or remedy.

18.                               Expect as the context may otherwise require any term used herein that is defined in Articles 1, 5 or 9 of the Uniform Commercial Code shall have the meaning given therein.  If any provision of this Agreement is rendered or declared illegal or unenforceable by reason of any existing or subsequently enacted legislation or by a decree of any court of last resort, it is the intent of the parties that such illegal or unenforceable provision shall be reformed to the extent required to rectify such illegality or unenforceability and all remaining portions of this Agreement shall remain in full force and effect.

19.                               Lender or its assignees shall remit to Borrower any excess proceeds of the Collateral over and above the aggregate Indebtedness.

20.                               Lender shall prepare for execution by Borrower such instruments as may be necessary or appropriate to place of public record and/or otherwise further to evidence, protect, and perfect the liens referred to herein.  All such instruments presented by Lender will be immediately executed and delivered by Borrower.  Borrower hereby irrevocably appoints Lender its attorney-in-fact to execute and deliver any and all such instruments.  The liens herein referred to as security for the Indebtedness, in favor of Lender, are and shall be first, prior and superior to all other liens.

21.                               All agreements between Borrower and Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of deferment in accordance with this Agreement or advancement of the loan proceeds, acceleration of maturity of the Indebtedness, or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of the money to be loaned hereunder exceed the maximum permissible amount paid or agreed to be paid to Lender under applicable law. If, from any circumstance whatsoever, fulfillment of any provision hereof or of the Borrower Note, at the time performance of such provision shall be due, by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any circumstance Lender should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal of the Indebtedness and not to the payment of interest.  This provision shall control every other provision of all agreements between Borrower and Lender.

22.                               To induce the Lender to enter into the transactions provided for herein, Borrower represents and warrants to Lender that:

(a)                                 Borrower is duly authorized to execute and deliver this Agreement and the Borrower’s Note and to perform all of their obligations under this Agreement, including the execution, delivery and performance of whatever additional documents are necessary or required;

(b)                                 the execution and delivery by Borrower of this Agreement and the Borrower’s Note and the performance by Borrower of its obligations under this Agreement and the Borrower’s Note do not and will not conflict with any provision of law, or of the charter or by-laws, or of any other agreement affecting or binding upon Borrower;

(c)                                  this Agreement and the Borrower’s Note, when duly executed and delivered in accordance with this Agreement, will be, valid and binding obligations of Borrower enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors’ rights and except to the extent that the availability of specific performance thereof may be limited by principles of equity;

(d)                                 Borrower is a duly organized and validly existing Delaware corporation in good standing under the laws of organization and is duly qualified and in good standing as a foreign corporation in all other jurisdictions where the ownership or leasing of property makes such qualification necessary;

(e)                                  no part of the proceeds of the Borrower’s Note will be utilized to purchase or carry any “margin stock” (as defined by the Federal Reserve Board Regulation U) or to extend credit or to others for the purpose of purchasing or carrying by margin stock;

(f)                                   no certificate or statement herewith or heretofore delivered by Borrower to Lender in connection herewith, or in connection with any transaction contemplated hereby, contains any untrue statement of a material fact or fails to state any material fact necessary to keep the statements contained herein from being misleading;

(g)                                  there are no proceedings pending or, to the knowledge of the Borrower, threatened, nor any outstanding judgment, order, writ, injunction, decree or award affecting Borrower before any court, governmental instrumentality or other body which have, or if adversely determined would have, a material adverse effect on the condition, business or properties, financial or otherwise, of Borrower;

(h)                                 Borrower is not in default under the terms of any existing contract, agreement, lease or other commitment which is material to any of its properties or assets;

(i)                                     Borrower has filed all tax returns required to have been filed, if any, and has paid all taxes and assessments, if any, except those for which extensions have been obtained and except those being contested in good faith by appropriate proceedings;

23.                               Until Lender is paid in full for the principal and interest of all indebtedness due Lender under the terms of this Agreement and the Borrower’s Note, Borrower agrees that it will:

(a)                                 furnish or cause to be furnished to the Lender any financial or other information that the Lender may reasonably deem necessary or desirable;

(b)                                 duly pay and discharge all taxes, assessments and governmental charges owned by or against Borrower or any of its properties, prior to the date on which penalty will attach thereto, unless and only to the extent that any such taxes are contested in good faith by appropriate proceedings by Borrower;

(c)                                  take whatever actions are necessary to comply with all statutes and regulations governing its activities and operations;

(d)                                 promptly cure any defects in the execution and deliver of this Agreement and all other instruments executed in connection with this transaction;

(e)                                  execute and deliver or cause to be executed and delivered any other instruments or documents which the Lender may reasonably request;

(f)                                   promptly notify the Lender of any Event of Default discovered by Borrower.

(g)                                  immediately upon consummation of any public or private offering of securities, apply the proceeds thereof to payment in full of him Indebtedness.

24.                               The Borrower covenants and agrees that, until payment in full of the principal of, interest on, the Borrower’s Note, the Indebtedness and any other indebtedness of the Borrower to the Lender, whether now existing or hereafter arising, unless the Lender shall otherwise consent in writing, it will not, directly or indirectly:

(a)                                 permit any material adverse change in the condition, financial or otherwise, or the operations of the Borrower;

(b)                                 declare or pay, or set apart any funds for the payment of, any dividends (other than dividends payable in capital stock of the Borrower) on any shares of capital stock of any class of the Borrower, or apply any of its funds, property or assets to, or set apart any funds, property or assets for, the purchase, redemption or other retirement of, or make any other distribution, by reduction of capital or otherwise, in respect of, any shares of any class of capital stock of the Borrower;

(c)                                  incur, create, assume, become or be liable in any manner with respect to, or permit to exist, any indebtedness or liability (including capitalized lease obligations), except:

(i)            indebtedness to the Lender; or

(ii)           indebtedness with respect to trade obligations and other normal accruals in the ordinary course of business not yet due and payable, or with respect to which it is contesting in good faith the amount or validity thereof by appropriate proceeds, and then only to the extent it has set aside on its books adequate reserves therefor.

(d)                                 Create, incur, assume or suffer to exist any mortgage, pledge, lien, charge or other encumbrance of any nature whatsoever on any part of the Collateral now or hereafter owned, other than:

(i)            liens securing the payment of taxes, and other governmental charges, either not yet due or the validity of which is being contested in good faith by appropriate proceedings, and as to which it shall have set aside on its books adequate reserves;

(ii)           deposits under worker’s compensation, unemployment insurance and social security laws, or to secure statutory obligations;

(iii)          liens securing obligations of the Borrower to the Lender under this Agreement.

(e)                                  Except as otherwise explicitly permitted by this Agreement, guarantee, endorse or otherwise in any way become or be responsible for obligations of any other person, whether by agreement to purchase the indebtedness of any other person, or agreement for the furnishing of funds to any other person, through purchase of goods, supplies or services, or by way of stock purchase, capital contribution, advance or loan, for the purpose of paying or discharging any indebtedness or obligation of such other person, or otherwise, except endorsements on negotiable instruments for collection in the ordinary course of business.

(f)                                   Except in the ordinary course of its business, sell, lease, transfer or otherwise dispose of its properties, assets, rights or licenses to any person.

(g)                                  Dissolve, liquidate, consolidate or merge with, or otherwise acquire all or substantially all of the assets or properties of, any other corporation, partnership, business, firm, person or other entity, or make any change in its legal name or the name under which it conducts business.

(h)                                 Sell, assign, discount or dispose in any way of any accounts receivable, promissory notes or trade acceptance held by the Borrower, with or without recourse, except for collection (including endorsements) in the ordinary course of business.

25.                               Any notices or other communication required or permitted to be given by this Agreement or any other document and instruments referred to herein must be given in writing and must be telegraphed, telexed, telecopied, personally delivered or mailed by prepaid certified or registered mail return receipt requested to the party to whom such notice or communication is directed at the address of such party set forth hereinabove.  Any notice or communication required or permitted hereunder shall be deemed to be given on the earlier of the date of actual receipt or upon the third day after the date the notice or communication is mailed, or, if such notice is given by telegram, telex or telecopy, when sent.  Any party may change its address for purposes of this Agreement by giving notice of such change to all other parties pursuant to this Section.

26.                               This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the substantive laws of the State of New York shall govern the validity, construction, enforcement and interpretation of this Agreement and all other documents and instruments referred to herein, unless otherwise specified therein or unless the laws of another state require the application of the laws of such state.  At the option of the Lender, an action may be brought to enforce this Agreement in the state courts of New York.

27.                               This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same document.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

CONTRAVIR PHARMACEUTICALS, INC.

By:	/s/ Gary S. Jacob
Gary S. Jacob, Chief Executive Officer

SYNERGY PHARMACEUTICALS INC.

By:	/s/ Bernard F. Denoyer
Bernard F. Denoyer, Senior Vice President, Finance

SCHEDULE 1

Description of Collateral

This Security Agreement covers the following types (or items of property):

1.                                      All of the Borrower’s presently existing and hereafter arising accounts, contract rights, instruments, documents, chattel paper, and all other forms of obligations owing to the Borrower arising out of the sale or lease of goods or the rendition of services by the Borrower whether or not earned by performance, and any and all credit insurance, guaranties and other security therefor, as well as all merchandise returned to or reclaimed by the Borrower.

2.                                      All of the Borrower’s present and hereafter acquired equipment, including without limitation, motor vehicles, furniture, fixtures, dies, tools, jigs, office equipment and other tangible personal property of the Borrower, and all machine tools, equipment, fixtures, office equipment, furniture, furnishings, motors, motor vehicles, tools, dies, parts, jigs, goods and any and all attachments, accessories, accessions, replacements, substitutions, additions and improvements thereto, wherever located.

3.                                      All of the Borrower’s present and future general intangibles and other personal property (including, without limitation, and all choses or things in action, contract rights, goodwill, patents, trade names, trademarks, blueprints, drawings, purchase orders, computer programs, computer discs, computer tapes, literature, reports, catalogs, deposit accounts and tax refunds) other than goods and accounts. Specifically included is the “Transferred Intellectual Property”  as defined in the Contribution Agreement Section 1.02(a)(i) between the parties hereto.

4.                                      All of the Borrower’s present and future inventory in which the Borrower has any interest, including, but not limited to, goods, held by the Borrower for sale or lease or to be furnished under a contract of service and all of the Borrower’s present and future raw materials, work in process, finished goods, and packing and shipping materials, wherever located, and any documents of title representing any of the above.

5.                                      All books and records of the Borrower, including, but not limited to, minute books, ledgers, records indicating, summarizing or evidencing Borrower’s assets, liabilities, accounts and all information relating thereto, records indicating, summarizing or evidencing Borrower’s business operations or financial condition, all computer programs, disc or tape files, printouts, runs and other computer prepared information and the equipment containing such information.

6.                                      All proceeds (as defined in the UCC) of all of the foregoing, including, but not limited to proceeds of insurance, and any and all accounts, equipment, general intangibles, inventory, money, deposit accounts or other tangible and intangible property resulting from the sale or other deposition of any of the items in paragraph 1 through 5 above, and the proceeds therefrom.

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